UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 2, 2009
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events
Item 8.01. Other Events
On March 2, 2009, Dole Food Company, Inc. issued a press release announcing that it has extended the consent payment deadline with respect to its previously announced cash tender offer to purchase all of its 8 5/8% senior notes due 2009 to 5:00 p.m., New York City time, on March 4, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
99.1	Press release announcing that Dole Food Company, Inc. has extended the consent payment deadline with respect to its previously announced cash tender offer to purchase all of its 8 5/8% senior notes due 2009 to 5:00 p.m., New York City time, on March 4, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 2, 2009	Dole Food Company, Inc. Registrant
	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press release announcing that Dole Food Company, Inc. has extended the consent payment deadline with respect to its previously announced cash tender offer to purchase all of its 8 5/8% senior notes due 2009 to 5:00 p.m., New York City time, on March 4, 2009.

*	Filed herewith

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